UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2008 (November 19, 2008)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 19, 2008, the Board of Directors of Bob Evans Farms, Inc. (the “Company”) adopted Amended and Restated By-Laws of the Company (the “By-Laws”). The provisions of the By-Laws that were revised or removed are discussed below.
•	Section 2.07 of the By-Laws was amended to address several issues related to advance notice of nominees for election as directors and for business to be brought before both annual and special meetings of the Company’s stockholders. In addition, certain other requirements were added to require any stockholder making a nomination or bringing business before a stockholder meeting to disclose certain information about the stockholder and persons related to the stockholder. These include (i) the disclosure of any Derivative Instruments held by the stockholder or any related person, (ii) a description of any derivative positions owned or hedging transactions made or entered into by the stockholder or any related person, (iii) a description of any arrangement pursuant to which the stockholder or any related person has a right to vote any of the Company’s securities, (iv) a representation that the stockholder owns the stated shares of the Company and intends to hold them through the date of the annual meeting, and (v) a statement regarding whether the stockholder or any related person intends to deliver a proxy statement in connection with the election of their director nominee. Section 2.07 was also amended to clearly separate out the requirements for nominations and business, as well as for annual meeting and special meetings. Section 2.07 was also revised to explicitly provide that the process set forth in the By-Laws is separate and distinct from Rule 14a-8 of the Securities Exchange Act of 1934, and that if a stockholder complies with the requirements of Rule 14a-8, the stockholder will be deemed to have complied with the requirements of Section 2.07.

•	Section 3.04 of the By-Laws was revised to clarify that once a director election is determined to be contested and the majority voting requirement is suspended for that election, the plurality voting standard will remain in effect through the completion of the meeting, even if the election ceases to be a contested election before the meeting.

•	Section 4.01 of the By-Laws was revised to clarify that notice may be given to (i) a director by electronic mail and (ii) a stockholder by any form of electronic communication consented to by such stockholder.

•	Previous Section 5.03 of the By-Laws was deleted in its entirety.

•	Various other revisions were made to Sections 2.03, 2.06, 3.02, 5.04 (now 5.03), and 7.01 of the By-Laws.
The foregoing summary of the amendments to the By-Laws is qualified in its entirety by reference to the By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Form Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits:

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Bob Evans Farms, Inc. (As Amended November 19, 2008)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: November 24, 2008	By:	/s/ Mary L. Garceau
Mary L. Garceau
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated November 24, 2008

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Bob Evans Farms, Inc. (As Amended November 19, 2008)

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